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                         CONSENT OF FOLEY & LARDNER LLP

     We hereby consent to the references to our firm in the Form N-14 Registration Statement of John Hancock Variable Series Trust (SEC File No. 333-117467).

August 27, 2004                                FOLEY & LARDNER LLP


                                               By: /s/ Thomas C. Lauerman
                                                   -----------------------------
                                                       Partner